                                                                    Exhibit 32.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     The undersigned executive officers of the registrant hereby certify that this Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                        Parkvale Financial Corporation

Dated: October 28, 2005


                                        By: /s/ Robert J. McCarthy, Jr.
                                            ------------------------------------
                                            Robert J. McCarthy, Jr.
                                            Director, President and
                                            Chief Executive Officer

Dated: October 28, 2005


                                        By: /s/ Timothy G. Rubritz
                                            ------------------------------------
                                            Timothy G. Rubritz
                                            Vice President-Treasurer and
                                            Chief Financial Officer


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